Exhibit 10.3

DENDRITE INTERNATIONAL, INC.

NEW HIRE AUTHORIZATION

RESTRICTED STOCK AGREEMENT

THIS AGREEMENT is made on                     , 20     by Dendrite International, Inc., a New Jersey corporation (the “Company”), and                                        (the “Participant”).

WHEREAS, the Company desires to afford the Participant the opportunity to acquire ownership of the Company’s common stock, no par value per share (“common stock”); and

WHEREAS, the Compensation Committee of the Board of Directors of the Company has granted restricted stock of the Company, no par value per share (“Restricted Stock”) to the Participant under the Dendrite International, Inc. New Hire Authorization (the “Plan”) pursuant to NASD Rule 4350(i) as an inducement essential to the Participant’s entering into an employment contract with the Company;

NOW, THEREFORE, the parties agree as follows:

1.             Vesting.  Except as expressly provided elsewhere in this Agreement, the Restricted Stock shall vest according to the dates shown below:

Percentage of Shares Vesting	First Date on Which Such Shares Vest

[Insert vesting schedule]

2.             Issuance of Share Certificates; Restrictive Legends.  The common stock certificates to be issued pursuant to the Participant’s grant of Restricted Stock shall be endorsed with such legends as the Company deems appropriate, and shall be held by the Company, on behalf of the Participant, prior to vesting in accordance with the vesting schedule set forth in Section 1 of this Agreement.  In the event that any shares of Restricted Stock do not vest in accordance with the terms and conditions of this Agreement, such shares shall be automatically forfeited to the Company without further action or instrument.

3.             Vesting Upon Death.  Upon the Participant’s death during active employment with the Company, all then outstanding and unvested Restricted Stock granted hereunder shall become immediately vested without regard to the vesting schedule set forth in Section 1 of this Agreement.

4.             Vesting Upon Termination of Employment.  Upon the termination of the Participant’s employment with the Company for any reason other than death, the Participant shall be entitled only to the percentage of the Restricted Stock which had vested under this Agreement as of the Participant’s termination date, except only as may otherwise be expressly provided for in any written employment agreement executed between the Participant and the Company, if applicable.

5.             Change in Control.  Upon the occurrence of a Change in Control (as defined in the Plan), all Restricted Stock shall automatically become vested and all restrictions on any Restricted Stock shall automatically lapse.

6.             Non-Transferability.  Unless otherwise determined by the Committee (as defined in the Plan) with respect to the transferability of certain awards by a Participant to the Participant’s Immediate Family Members (as defined in the Plan) or to trusts or partnerships or limited liability companies established for such family members, no Restricted Stock shall be assignable or transferable by the Participant prior to vesting of such shares, otherwise than by will or the laws of descent or distribution.

7.             Rights as Shareholder.  The Participant shall have no rights as a shareholder with respect to the common stock underlying any Restricted Stock unless and until a certificate representing such common stock is duly issued and delivered.

8.             Adjustments.  In the event of any change in the outstanding shares of the Company’s common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distribution to holders of the Company’s common stock other than regular cash dividends prior to the vesting of the Restricted Stock, the number or kind of shares represented by the Restricted Stock awarded under this Agreement may be adjusted by the Committee (as defined in the Plan) or the Board of Directors of the Company in such manner as it may deem equitable.

9.             Compliance with Securities Laws.  The Participant understands and acknowledges that the Restricted Stock may not be offered, sold, transferred or otherwise disposed of except in accordance with the Securities Act of 1933, as amended, the rules and regulations thereunder and all applicable state securities laws.

10.           Withholding Taxes.  The Company has the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld, or to require the Participant to pay to the Company in Awards or cash the amount required to be withheld prior to the issuance or delivery of any shares of common stock or the payment of cash under the Plan.  Such taxes may be paid by (a) delivering previously owned shares of common stock, or (b) having the Company retain shares of common stock which would otherwise be released hereunder upon payment or vesting of an award, or (c) any combination of a cash payment or the methods set forth above. For purposes of (a) and (b) above, shares of common stock shall be valued at Fair Market Value (as defined in the Plan) determined as of the day immediately prior to vesting or payment.

11.           Forfeiture.  In consideration of the granting of Restricted Stock pursuant to this Agreement and the Plan, the Participant hereby agrees that notwithstanding anything in the Plan or this Agreement to the contrary, in the event of:

(i) serious misconduct by the Participant (including, without limitation, a material breach by the Participant of Company policy, or a material breach by the Participant of the obligations set forth in the Company’s employee handbook [or code of ethics and standards of business conduct]), or conduct seriously prejudicial to the business or reputation of the Company (including illegal or fraudulent activity, criminal indictment or acts of moral turpitude), or

(ii) a material breach by the Participant of any employment agreement between the Participant and the Company, or

(iii) a breach by the Participant of any written agreement not to compete with the Company or a breach by the Participant of his or her confidentiality agreement with the Company or a breach by the Participant of his or her covenant against soliciting Company employees, then (a) all unvested Restricted Stock granted to the Participant shall be forfeited and (b) if such conduct or activity occurs within one year following the vesting of any Restricted Stock, the Participant shall be required to repay to the Company such shares underlying vested Restricted Stock.  Such forfeit or repayment obligation shall be effective as of the date specified by the Committee.

Any repayment obligation may be satisfied in common stock or cash or a combination thereof (based upon the Fair Market Value of common stock on the day prior to the date of payment), and the Committee is hereby permitted and expressly authorized by the Participant to offset against any future payments owed by the Company or any Subsidiary to the Participant (including any salary, bonus, severance or other compensation) to satisfy the repayment obligation.  The determination of whether the Participant has engaged in any conduct or activity described in (i), (ii) or (iii) above shall be determined by the Committee in good faith.  This Section 11 shall have no application following a Change in Control.

The Participant agrees to reimburse the Company for all costs and expenses (including, without limitation, court costs and the reasonable fees and expenses of attorneys) incurred by the Company in connection with any action by the Company seeking to enforce this Section 11.

12.           Beneficiaries.  The Participant may designate a beneficiary to be assigned the Restricted Stock outstanding at the time of the Participant’s death.  If no beneficiary has been named by the Participant at the time of death, any Restricted Stock held by the Participant at such time shall be transferred as provided in the Participant’s will or by the laws of descent and distribution.  Whenever the word “Participant” is used in this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the Restricted Stock may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.

13.           Notices.  Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the address in the records of the Company.

14.           Binding Effect.  Subject to Section 12 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

15.           Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of the State of New Jersey, without giving effect to conflicts of laws principles.

16.           Incorporation by Reference of the Plan.  The terms and provisions of the Plan are incorporated herein by reference, and the Participant hereby acknowledges receiving a copy of the Plan.  Capitalized terms not defined in this Agreement have the meaning set forth in the Plan.  In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control.  In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control.

17.           Amendment.  This Agreement may be amended by written agreement of the Participant and the Company, without the consent of any other person.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

DENDRITE INTERNATIONAL, INC.

By:
Name:
Title:

PARTICIPANT

Name:

DENDRITE INTERNATIONAL, INC.

NEW HIRE AUTHORIZATION

RESTRICTED STOCK UNITS AGREEMENT

THIS AGREEMENT is made on                     , 20     by Dendrite International, Inc., a New Jersey corporation (the “Company”), and                                        (the “Participant”).

WHEREAS, the Company desires to afford the Participant the opportunity to acquire ownership of the Company’s common stock, no par value per share (“common stock”); and

WHEREAS, the Compensation Committee of the Board of Directors of the Company has granted units representing restricted shares of the common stock, no par value per share (“Restricted Stock Units”) to the Participant under the Dendrite International, Inc. New Hire Authorization (the “Plan”) pursuant to NASD Rule 4350(i) as an inducement essential to the Participant’s entering into an employment contract with the Company;

NOW, THEREFORE, the parties agree as follows:

1.             Vesting.  Except as expressly provided elsewhere in this Agreement, the Restricted Stock Units shall vest according to the dates shown below:

Percentage of Shares Vesting	First Date on Which Such Shares Vest

[Insert vesting schedule]

2.             Issuance of Share Certificates; Restrictive Legends.  Subject to satisfaction of all applicable withholding taxes and subject to all other requirements pursuant to this Agreement and the Plan, the Company shall issue and deliver to the Participant a certificate representing each portion of fully vested Restricted Stock Units, pursuant to the vesting schedule set forth in Section 1, as soon as reasonably practicable after each respective date of vesting.

The common stock certificates issued pursuant to the Participant’s grant of Restricted Stock Units shall be endorsed with such legends as the Company deems appropriate.

3.             Vesting Upon Death.  Upon the Participant’s death during active employment with the Company, all then outstanding and unvested Restricted Stock Units granted hereunder shall become immediately vested without regard to the vesting schedule set forth in Section 1 of this Agreement.

4.             Vesting Upon Termination of Employment.  Upon the termination of the Participant’s employment with the Company for any reason other than death, the Participant shall be entitled only to the percentage of the Restricted Stock Units which had vested under this Agreement as of the Participant’s termination date, except only as may otherwise be expressly provided for in any written employment agreement executed between the Participant and the Company, if applicable.

5.             Change in Control.  Upon the occurrence of a Change in Control (as defined in the Plan), all Restricted Stock Units shall automatically become vested and all restrictions on any Restricted Stock Units shall automatically lapse.

6.             Non-Transferability.  Unless otherwise determined by the Committee (as defined in the Plan) with respect to the transferability of certain awards by a Participant to the Participant’s Immediate Family Members (as defined in the Plan) or to trusts or partnerships or limited liability companies established for such family members, no Restricted Stock Units shall be assignable or transferable by the Participant prior to vesting of such units, otherwise than by will or the laws of descent or distribution.

7.             Rights as Shareholder.  The Participant shall have no rights as a shareholder with respect to the common stock underlying any Restricted Stock Units unless and until a certificate representing such common stock is duly issued and delivered to the Participant.

8.             Adjustments.  In the event of any change in the outstanding shares of the Company’s common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distribution to holders of the Company’s common stock other than regular cash dividends prior to the vesting of the Restricted Stock Units, the number or kind of shares represented by the Restricted Stock Units awarded under this Agreement may be adjusted by the Committee (as defined in the Plan) or the Board of Directors of the Company in such manner as it may deem equitable.

9.             Compliance with Securities Laws.  The Participant understands and acknowledges that the Restricted Stock Units may not be offered, sold, transferred or otherwise disposed of except in accordance with the Securities Act of 1933, as amended, the rules and regulations thereunder and all applicable state securities laws.

10.           Withholding Taxes.  The Company has the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld, or to require the Participant to pay to the Company in Awards or cash the amount required to be withheld prior to the issuance or delivery of any shares of common stock or the payment of cash under the Plan.  Such taxes may be paid by (a) delivering previously owned shares of common stock, or (b) having the Company retain shares of common stock which would otherwise be delivered upon payment of an award, or (c) any combination of a cash payment or the methods set forth above. For purposes of (a) and (b) above, shares of common stock shall be valued at Fair Market Value (as defined in the Plan) determined as of the day immediately prior to vesting or payment.

11.           Forfeiture.  In consideration of the granting of Restricted Stock Units pursuant to this Agreement and the Plan, the Participant hereby agrees that notwithstanding anything in the Plan or this Agreement to the contrary, in the event of:

(i) serious misconduct by the Participant (including, without limitation, a material breach by the Participant of Company policy, or a material breach by the Participant of the obligations set forth in the Company’s employee handbook [or code of ethics and standards of business conduct]), or conduct seriously prejudicial to the business or reputation of the Company (including illegal or fraudulent activity, criminal indictment or acts of moral turpitude), or

(ii) a material breach by the Participant of any employment agreement between the Participant and the Company, or

(iii) a breach by the Participant of any written agreement not to compete with the Company or a breach by the Participant of his or her confidentiality agreement with the Company or a breach by the Participant of his or her covenant against soliciting Company employees, then (a) all unvested Restricted Stock Units granted to the Participant shall be cancelled and (b) if such conduct or activity occurs within one year following the vesting of any Restricted Stock Units, the Participant shall be required to repay to the Company such shares underlying vested Restricted Stock Units.  Such cancellation or repayment obligation shall be effective as of the date specified by the Committee.

Any repayment obligation may be satisfied in common stock or cash or a combination thereof (based upon the Fair Market Value of common stock on the day prior to the date of payment), and the Committee is hereby permitted and expressly authorized by the Participant to offset against any future payments owed by the Company or any Subsidiary to the Participant (including any salary, bonus, severance or other compensation) to satisfy the repayment obligation.  The determination of whether the Participant has engaged in any conduct or activity described in (i), (ii) or (iii) above shall be determined by the Committee in good faith.  This Section 11 shall have no application following a Change in Control.

The Participant agrees to reimburse the Company for all costs and expenses (including, without limitation, court costs and the reasonable fees and expenses of attorneys) incurred by the Company in connection with any action by the Company seeking to enforce this Section 11.

12.           Beneficiaries.  The Participant may designate a beneficiary to be assigned the Restricted Stock Units outstanding at the time of the Participant’s death.  If no beneficiary has been named by the Participant at the time of death, any Restricted Stock Units held by the Participant at such time shall be transferred as provided in the Participant’s will or by the laws of descent and distribution.  Whenever the word “Participant” is used in this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the Restricted Stock Units may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.

13.           Notices.  Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the address in the records of the Company.

14.           Binding Effect.  Subject to Section 12 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

15.           Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of the State of New Jersey, without giving effect to conflicts of laws principles.

16.           Incorporation by Reference of the Plan.  The terms and provisions of the Plan are incorporated herein by reference, and the Participant hereby acknowledges receiving a copy of the Plan.  Capitalized terms not defined in this Agreement have the meaning set forth in the Plan.  In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control.  In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control.

17.           Amendment.  This Agreement may be amended by written agreement of the Participant and the Company, without the consent of any other person.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

DENDRITE INTERNATIONAL, INC.

By:
Name:
Title:

PARTICIPANT

Name: